Synthesis Energy Systems, Inc.

GROWTH WITH BLUE SKIES

Corporate Overview
April 2016

CLEAN ENERGY TECHNOLOGY FOR THE FUTURE



This presentation includes "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act. All statements other than statements of historical fact are forward-looking statements. Forward-looking statements are subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected. Among those risks, trends and uncertainties are: the ability of our project with Yima Coal Industry (Group) Co., Ltd. to produce earnings and pay dividends; our ability to develop and expand business of the Tianwo-SES Joint Venture in the joint venture territory; our ability to timely complete our proposed projects with CHALCO; successful completion of our proposed clean energy fund and related joint venture projects; commodity prices, including in particular methanol; the continued shut down of the ZZ Joint Venture plant; the completion of the expansion and repurposing of our ZZ Joint Venture plant to produce acetic acid and propionic acid; our ability to successfully expand the ZZ Joint Venture through our partnership with Rui Feng; our ability to successfully partner our technology business; our ability to develop our power business unit and marketing arrangement with GE and our other business verticals, including DRI steel, through our marketing arrangement with Midrex Technologies, and renewables; our ability to successfully develop our licensing business; events or circumstances which result in an impairment of assets, including, but not limited to, at our ZZ Joint Venture; our ability to reduce operating costs; our ability to make distributions and repatriate earnings from our Chinese operations; our limited history, and viability of our technology; the availability and terms of financing; our ability to obtain the necessary approvals and permits for future projects; our ability to raise additional capital, if any, and our ability to estimate the sufficiency of existing capital resources; the sufficiency of internal controls and procedures; and our results of operations in countries outside of the U.S., where we are continuing to pursue and develop projects. Although we believe that in making such forward-looking statements our expectations are based upon reasonable assumptions, such statements may be influenced by factors that could cause actual outcomes and results to be materially different from those projected by us. We cannot assure you that the assumptions upon which these statements are based will prove to have been correct.

SES Forward-looking Statements

SES Snapshot

- Global Large-scale Clean Energy Opportunity
- Industrial Growth Model
- Syngas Enables Developing World to Tap Low-cost Domestic Resources, Replaces Expensive NG/LNG
- Multiple Channels, Multiple Products, Multiple Billion-dollar Growth Markets
- Leadership: Fortune 100 Engineering & Business Backgrounds – Management and BOD
- Unique Technology, Commercially Proven, and Competitively Advantaged
- Developing World's Economic & Clean Answer to Growing Energy Demand

NASDAQ: SYMX	As of 4-5-2016
Market Cap	$97.3 MM
Shares Outstanding	86.9 MM
Public Float	77.0MM
% Officers and Directors	11.3%
% Held by Institutions	23.8%


Yima JV – 3 SGT Systems (2+1)

Yima Joint Venture Plant, Henan Province, China
Partner: Yima Coal Industry Group Co.
Syngas Capacity: +90,000 Nm^3/hr of H_2+CO
Operating Fuel: Sub-bituminous coal (35-43% wt ash)

Confluence of Factors Propels Large-scale Demand

- Global Need for Cleaner Energy that is Economical
- New Population Growth, Creation of New Middle-class
- Driven by World's Emerging Economies, Building GDP
- Economic and Geographic Realities:
  - Abundant Domestic, Untapped, Low-cost Coal Resources
    - Growing demand requires cleaner solution than old-gen coal-burning technologies
    - Desire for energy independence and security of supply
  - Natural Gas is Expensive or Unavailable
    - Industrial & utility projects planned on 20-40 Year Outlooks, based on long-term international prices, not short-term strip prices
    - LNG requires import infrastructure at coastlines plus pipeline to interior, or infrastructure costs for imports by pipelines from foreign countries – not always allies, geopolitical risk

The Future of Gasification



Future Markets
Historical Markets

GEOGRAPHY: Asia continues to drive demand. New markets emerging in China, India, Africa, and South America

PRODUCTS: Industry transition from Chemicals to Clean Energy

SCOPE: New markets require additional technology provider involvement: Turnkey Gasification Islands, Syngas & Power

Meets Global Needs & Resources

Sources: "2014 The Outlook for Energy: A View to 2040" by ExxonMobil, "Towards the End of Poverty." The Economist, "Progress on Sanitation and Drinking-Water." WHO/UNICEF. 2012, "Annual Energy Outlook 2014." U.S. Energy Information Administration (EIA) 2014

SES is Well Aligned, Established & Positioned in China

- 1st SGT Syngas Production: 2007, Zao Zhuang New Gas Company, Shandong Province (2 systems)
- 2 Facility Joint Ventures (ZZ, Yima); China Regional JV: Tianwo-SES JV; Silk Road Global Alliance: China Coal Research Institute/CCTEG
- Low-cost Clean Energy Projects use domestic market energy resources, low-grade coal, to replace high cost imported natural gas

Chinese Government's Major Initiatives

- Increasing Focus on Clean Energy, Drive for Higher Energy Efficiency
- Push for Economically Effective, Integrated Industrial Base
  - Replace underperforming industrial operations
  - Response to rapid, heavy industrialization & over-reliance on old-gen coal-burning technologies that drove poor air quality
- Evolving Economy from Low-cost Export Model > Consumer & Services Based Model
- One Belt, One Road Initiative: Emerging Economies


Heilongjiang
Jilin
Liaoning
Xinjiang
Inner Mongolia
Hebei
Qinghai
Gansu
Tibet
Jiangsu
Anhui
Sichuan
Hubei
Hunan
Guizhou
Yunnan
Fujian
Taiwan
Guangxi
Guangdong
Macau
Hongkong
Hainan

SES Gasification Technology Systems:
7 commercial SGT systems;
1 in commissioning;
4 completing construction

SES: Expanding in China and Globally via China's One Belt, One Road Initiative

- ✓ Impact: 4.4B people in 65 nations
- ✓ Annual trade > $2.5 T
- ✓ $40B New Silk Road Fund
- ✓ $50B Asian Infrastructure Investment Bank (AIIB)
- ✓ Financing, Technology & Manufacturing for Large-scale International Infrastructure Projects

A New China Paradigm

Source: *Foreign Affairs,* April 19, 2015

SES Gasification Technology (SGT)

- World's Only Commercially Demonstrated Technology that can Economically Gasify Wide Range of Feedstocks to Produce Clean Syngas
- 10 Systems Operational, 2 More in Completion
- High Barrier to Entry by Competition with Multi-decade >$400MM Development and Deployment
  - Originated from U-GAS®, exclusively licensed from Gas Technology Institute (GTI) & advanced with SES's IP improvements
- Industry-leading Feedstock Flexibility
  - Untapped, low-quality Lignite (Brown) Coal
    - >50% of recoverable global coal resources, often located in regions that have limited or no natural gas
  - High-quality bituminous coal
  - Petroleum Coke
  - Renewable Biomass
  - Municipal Solid Waste

Multiple, Varied Feedstock Inputs from one SES Gasification System



LOW GRADE COAL
BIOMASS
WASTES
SYNGAS
(CO+ H2)
SES
ASH
CO2 CAPTURE CAPABLE
SYNGAS PROCESSING
SULFUR
Industrial Syngas
iGAS Power
SNG
DRI Steel
Chemicals & Fertilizers
Transportation Fuels
$1.50/MMBTU Typical Feedstock Input Cost(1)
SES VALUE ADDITION
$4-8 MMBTU All-In Cost vs. Long-term $12-17 MMBTU NG/LNG(2)(3)
HIGH-VALUE END PRODUCTS

Utilizes Low-cost, Locally Sourced Coal, Biomass and Wastes

Notes: (1) SES Economics based on Internal Data, (2) LNG Landed and delivered to projects (3) $17/MMBTU equivalent to $100/barrel oil

6

SGT: Superior Gasification Technology

- Higher efficiency
- Lower operating costs
- Lower capital investment
- Low rank coal capability

Eco-friendly as well as Economical

- Eliminates air pollutants
- Lower water usage
- CO2 stream capture for sequestering, EOR or converting to useful products via downstream technologies currently in development

SGT Feedstock vs. NG/LNG

- Greater Fuel Flexibility
- Lower Cost, Domestic Market Feedstock
- No or limited transport
- No infrastructure cost
- Economically advantaged over NG/LNG
- $4-8 MMBTU all-in vs. long-term $12-17 MMBTU (2)

Class leading cold gas efficiencies as compared to other commercial gasification technologies (80-83%) & carbon conversions (98-99%)

No generation of coal tars, oils, napthalenes, and water soluble components such as phenols

Lower water usage due to dry feed, dry syngas cooling and lack of coal tars and oils

- ✓ Clean Energy with Higher Customer Project Returns
- ✓ XL-3000 advanced single-stage, fluidized-bed technology
- ✓ Modular plants located close to feedstock source

Cleanly Creates Energy Products In Need

Notes: (1) SES Economics based on Internal Data, (2) LNG "Landed and delivered to projects", NG/LNG prices vary widely across Asia and $12/mmBTU NG – 2.8Yuan/cu-meter

- 12 Commercial Gasification Systems
- Outstanding SGT Performance
- Strong Base For Growth
- Industrial Growth Model



30 Years R&D (GTI)



ZZ Syngas Project 2 SGT Systems



Yima Large Scale Chemical Project 3 SGT Systems (2+1)



Tianwo-SES Equipment Design and Manufacturing



Aluminum Corporation of China 7 SGT Gasifier Systems – Industrial Fuel Gas

Building On Achievements, Positioned for Growth

Strategy for the Combination Of SES Technology Capability And Financial Structuring For Equity Investments



Investment assumptions :
Capex: $100MM; Equity $30MM;
Debt $70MM
Projected project IRR: 20%;
(PAT $15MM/Year)
Sale assumptions for each project:
Sale of each project priced at P/E of
8X, sale proceeds=8x$15MM
=$120MM per project
SES
LP INVESTOR(s)
CARRIED OR EQUITY INTEREST
EQUITY FUNDING
SES Special Clean Energy Fund
SES SPV 50%
China Partner 50%
Sino-Foreign China Clean Energy JV (CCEC)
Earnings Flow
$30MM
Initial Project(s)
Stage 1
Projects Sell at Multiple of 8x Earnings
Proceeds Return to CCEC for Reinvestment
$120MM
Stage 2
Projects Sell at Multiple of 8 x Earnings
Proceeds Return to CCEC for Reinvestment
$480MM
> $4B Value
IPO Potential
Value Creation Model

- **Multiple Revenue Channels**
  - Technology License & Engineering
  - SGT Equipment Systems
  - SES Equity-Position Industrial Syngas Projects in Commercial Development
- **Multiple Products**
  - Syngas – Industrial Fuels
  - Substitute Natural Gas (SNG)
  - iGAS Power
- **Multiple Energy Growth Markets**
  - Natural Gas Replacement Markets
    - Industry, Aluminum, Ceramics
  - Clean Syngas for Conversion into Pipeline Natural Gas
  - IGCC Distributed Power

Maximizing the Opportunity


ZZ JV – 2 SGT Systems

Zao Zhuang New Gas Company Joint Venture, Shandong Province, China
Partners: Xuecheng Energy – original;
Rui Feng Enterprises Limited/ Shandong Saikong Automation Equipment Co. LTD. – JV Expansion partner
Syngas Capacity: 22,000 Nm^3/hr of H_2+CO
Operating Fuel: Coal Middlings (40% wt ash bituminous washery waste)

Total Available Market for all verticals is estimated by SES at over 10,000 Yima sized gasification systems worldwide

INDUSTRIAL SYNGAS:

Clean and inexpensive replacement for natural gas fired use in industrial settings. Total Available Market ~ $4B or 1000 equivalent SES Yima gasifiers.[3]

SUBSTITUTE NATURAL GAS:

Coal-fueled SNG has potential to be a **large energy source.** Experience with first projects is driving next group of SNG projects to utilize SES Gasification Technology. (est. 50B NCM by 2020).[2]

POWER GENERATION:

SES's reliable, and efficient iGAS power projects for fast growing **distributed power capacity additions** which are projected to outpace electricity demand by 40% in developing regions[1]. Estimated 900GW of power needed in China and India to reach energy per capita levels of Europe[4].







Gas Fuel Markets of Industrial Syngas & SNG

iGAS Power

Well Positioned for Large and Growing Energy Markets

Sources: SES Analysis based (1) GE press release reference to GE's "The Rise of Distributed Power" White Paper, Feb 2014, (2) Beijing 12th 5-Year Plan and SES Internal Data (3) SES Internal data in combination with China Aluminum Industry Design Institute (4) International Energy Agency Statistics

World-class Collaborators

Tianwo-SES Clean Energy Asian JV Partnership

TIANWO-SES CLEAN ENERGY TECHNOLOGIES CO.

Sino-Foreign Joint Venture between SES and Suzhou Thvow Technologies
- a leading Chinese process equipment manufacturer

SES 35%, Suzhou Thvow 65%

Strategic Joint Venture
Establishing SGT as the market leader in China & 5 Asian regions for clean coal gasification, include proprietary equipment and gasification island turnkey projects

Global Business Partners



GE MIDREX

GE Packaged Power – iGAS
Midrex Technologies – DRI Steel
China Coal Research Institute, subsidiary of China Coal Technology & Engineering Group Corp.

Regional Partners





CESI

SIMON India

China Equity Investment Partner: state-owned China Environment State Investment Co., Ltd, Beijing

India Market Development Partner: Simon India, a subsidiary of Zuari Global Limited/Adventz Group

Aluminum Corporation of China (CHALCO): 3 industrial syngas supply plants using 7 SGT systems. Tianwo-SES First Order – Award secured December 2014. Fast-track, staged construction initiated March 2015


Chalco
Zibo
2 Systems


Chalco
Shanxi
1 System
Commissioning 11/2015


Chalco
Henan
4 Systems
Commissioning 1H2016

- **SGT Economically Advantaged Clean Coal Natural Gas Replacement Projects**
- **SGT Industrial Syngas Plants on the Ground**
- **Robust New Business Pipeline - China**
- **SES Equity-Position Projects**
  - **First Collaborator:** China Environment State Investment Co., Ltd, state-owned arm of China Ministry of Environmental Protection (51% CESI, 49% SES expected)
    - 20 Projects in 5 Years in SES industrial energy market segments
    - Initial 4 identified target projects range from $75M to over $400M each in est. installed costs: Inner Mongolia, Shandong and Hebei provinces
  - Company intends to work with additional investment partners in China & globally
    - SES would secure equity funding from international and local investment groups who expressed interest in project-level investment
    - SES would bring projects forward and manage them; potentially operate the plants

Growth Market 1: Industrial Syngas


+
SGT
GE LM-2500+G4


Electric Power Consumption per Capita
(kWh)(1)
18000
16000
14000
12000
10000
8000
6000
4000
2000
0
Canada
United States
France
Germany
Ireland
United Kingdom
China
Brazil
India
Indonesia
Bangladesh
2000
2012
Developed

- **Affordable Clean Power for the Developing World**
  - SGT able to run low-cost, low-rank feedstocks
  - SGT ability to convert to biomass/MSW co-feed in future, hedge for future CO2 liability
  - Positive Project Economics when Power > 6 cents per kilowatt-hour
- **Initial iGAS Project:160MW iGAS Syngas-to-Power IGGC Distributed Power Plant**
  - Dengfeng Power Group Co., Ltd., state-owned China Fortune 500 company
  - Designed to utilize 2 state-of-the-art SES XL3000 gasification systems and 4 GE aero-derivative gas turbines
  - Initial plant in Henan province, to serve as model for other plants planned in Henan and in other regions in China
  - Program funded by Dengfeng Power Group

iGAS IGCC Distributed Power Generation Plants to combine SGT and GE model LM2500+G4 aero-derivative gas turbines and related power generation equipment

- ✓ **Average plant size:** multiples of 80MW NET output: 80MW, 160MW, etc.
- ✓ **Total plant installed costs:** 1800-2500 $/KW;
- ✓ **Plant build timeline:** ~24 months
- ✓ Well suited for quick replication and rapid deployment
- ✓ Est. 900GW of power needed in China and India to reach energy per capita levels of Europe[1]

Global Growth Market 2: iGAS Power

(1) Source: International Energy Agency Statistics





- **SGT Superior Environmental Performance and Lower Cost for Substitute Natural Gas**
- **Clean Syngas for Conversion into Pipeline Natural Gas**
  - Coal-based syngas is converted to low cost natural gas
  - SES Syngas is high in methane, reduces cost of methane conversion technology
- **SES's SNG Pipeline**
  - SES has identified and is strategically approaching multiple global SNG projects, including 15 potential SNG projects in China in early planning stages
  - In China, SES is approaching major state-sponsored owners and engineers to position SES for initial SNG demonstration and large-scale adoption in future projects

China Market Opportunity

- ✓ In May 2014, China proposed SNG supply capacity to reach 32BNCM by 2017
- ✓ China's Energy Development Action Plan (2014-2020) further supported SNG development
- ✓ China has built its initial large-scale SNG Demonstration Projects, desires to further improve environmental and financial performance for subsequent projects
- ✓ SNG Projects are the Largest-Scale Gasification Projects in the World, require large-scale investment, and bring desired energy independence

Potential Growth Market 3: Substitute Natural Gas


China
USA
India
Africa
Australia
South America
Other Asia
Power
SNG
Ind. Fuel
DRI
Chemicals
Fertilizers
Liquid Fuel
Other

SES Revenues

- ✓ Technology licensing, equipment and services
- ✓ SES equity-position industrial syngas projects in commercial development
- ✓ Proof of principal plant operations: ZZ, Yima
- ✓ Growth focus on iGAS Power, SNG and Industrial Fuels projects

Growing Pipeline of Opportunities

Syngas-Industrial Fuel

- SES:
  - Work with Equity-Investment Partner, CESI, to Secure Minimum First Two of Four Identified Joint Clean Energy Projects. Form a development and investment Master Joint Venture company. Target to bring initial two projects through development within 12 months of securing projects
  - Identify, Secure Additional Partners, and Arrange Financing for Initial SES Equity-position Industrial Syngas Projects – currently in commercial development & screening
  - Focus on Helping Tianwo-SES Joint Venture Deliver New Projects Profitably
- Tianwo-SES:
  - Continue Marketing Industrial Syngas Technology Licenses to Expand SGT Installed Base – robust pipeline of prospects similar to Aluminum Corporation of China's 7 systems
  - Finalize all 3 Aluminum Corporation of China Plants with operational hand-offs and continued exceptional SGT performance. Secure all Tianwo-SES revenues

iGAS Power

- Complete Final Feasibility Studies for Initial iGAS Project with Dengfeng Power Group, obtain FSR formal approval by Power DI, site the project, and submit for government approval

SES 12-Month Catalysts – China

Global Pipeline

- Secure and Launch New Business Pipeline Projects, many of which have already selected or have indicated a strong preference to use SGT – identified projects in U.S., South America, Africa, India and Australia
- Engage a Third-party Company to Identify Potential Key Partners to Rapidly Accelerate the Development of Projects in India
- Expand Technology Licensing Activities Outside of the General SES Area

One Belt, One Road Initiative

- Finalize Initial Candidate and Begin Construction of First of 3 Silk Road Projects in Development with China Coal Research Institute – identified projects in Mongolia, Eastern Europe, and Indonesia

DRI Steel Marketing

- Support Global DRI Steel Partner, Midrex Technologies, In All Efforts as Midrex Leads Fully Integrated MXCOL®-SES Project Marketing in Initial Target Region, India – proposals in development

Proof-of-Principle JV Plants

- Continue to Work with Joint Venture Partners to Maximize Operations at Yima and ZZ, to Monetize, Expand and/or Reallocate SES Investment There

SES 12-Month Catalysts – Global

- Leadership
  - Management
  - Board of Directors
- Partners & Collaborators
  - Includes Tianwo-SES Current Projects
- Global Natural Gas/LNG: Long-term Asian Outlook
- Global Coal Reserves

APPENDIX

DeLome Fair, President and Chief Executive Officer

- Appointed SES's chief executive in February 2016. Joined the SES executive team as SVP, Gasification Technology in December 2014. 25 years' gasification and IGCC technology expertise in energy and petrochemical industries, with GE and Chevron/Texaco. Ten years at GE Energy included General Manager, Gasification & Process Systems Technology, with responsibility for engineering to GE's global gasification business
- M.S. and B.S., Chemical Engineering, University of Kansas

Francis Lau, Senior Vice President and Chief Technology Officer

- 36-year tenure at the Gas Technology Institute, with six years serving as GTI's Executive Director of Gasification and Gas Processing Center; 2003 Pitt Award recipient for coal conversion R&D
- M.S., Chemical Engineering, Northwestern University; B.S., Chemical Engineering, University of Wisconsin

Roger L. Ondreko, Chief Financial Officer and Corporate Secretary

- 25 years' finance and accounting experience in the energy infrastructure sector, including significant fundraising and structured financial transactions. Affiliations include Macquarie Bank Ltd., Constellation Energy Group, and El Paso Corporation. Serves on BOD of ZZ JV
- B.S., Business Administration & Accounting, Ohio State University; Texas CPA certification

Wade A. Taber, Vice President of Engineering

- 19-year gasification engineering career, with most recent 9-year tenure as GE's Senior Engineering Manager – Components/Technology Innovation. Accomplishments included more than a dozen patented and trade secret innovations and GE's Corporate Engineering Award for his development and commercialization of GE's Advanced Chromia Refractory, which doubled refractory life for solid feedstock gasification
- B.S., Ceramic Engineering/Materials Science, University of Illinois

Management

John Winter, Ph.D., Chief Engineer

- 30-year petrochemical industry experience, including 15 years of gasification technology research, engineering design, tech services and gasification operations. Past senior positions include GE Energy, Texaco/ChevronTexaco, Allied Plastics and Dow Chemical
- Ph.D., Chemical Engineering, University of Houston, M.S. and B.S., Chemical Engineering, University of Alabama

Donald Huang, SES China Managing Director

- Ten-year management tenure with SES in China, including overseeing the implementation of the ZZ plant. Experience with all aspects of project development, including government approvals and financing. Worked for eight years for the Enron Hainan 150 MW Power Plant
- Masters of Education, Manchester University; Postgraduate Diploma of Business Administration, University of Wales, UK

Khee Yoong Lee, Director of Commercial Development for China

- Ten-year project development leadership related to the power, energy and chemicals industries, including various earlier leadership roles for SES in China beginning in 2005. Brings deep experience in China related to project development and financing, formation of Sino-Foreign joint venture businesses and their related commercial arrangements. 19-year career includes positions at The Wing Group and Arthur Andersen
- Degree in Economics and Commerce, University of Melbourne

Management

Lorenzo Lamadrid, Chairman

- Ten-year tenure as Chairman of SES. Since 2001, Managing Director of Globe Development Group, LLC, a firm that specializes in the development of large scale energy, power generation, transportation and infrastructure projects in China and provides business advisory services and investments with a particular focus on China. 40-year career includes executive management positions with General Electric and GE's International Sector, The Wing Group, and Arthur D. Little
- M.B.A., Marketing and International Business, Harvard Business School; M.S., Chemical Engineering, Massachusetts Institute of Technology; B.S., Chemical Engineering and B.S., Administrative Sciences, Yale University

Robert W. Rigdon, Vice Chairman

- Served as President, CEO and Director of SES from 2009 until February 2016, with an 8-year tenure with SES, steering commercialization, technology developments and global expansion
- Leader in GE's gasification business in multiple capacities including Manager of Gasification Engineering, Director of IGCC Commercialization and Director of Gasification Industrials and Chemicals Business, 2004-2008
- 23-year previous tenure at Texaco, later ChevronTexaco, in Worldwide Power & Gasification group positions including Engineering Manager, Project Director and Vice President of Gasification Technology
- B.S., Mechanical Engineering, Lamar University

Charles M. Brown

- Led 20 different operating businesses and more than two dozen factories around the world in a wide variety of industrial and consumer product categories. Most recently served as President, CEO and Board Member of Flow International Corp.
- M.B.A., Northwestern University's J. L. Kellogg Graduate School of Management; B.A., Economics and Government, Cornell University

Board of Directors

Harry Rubin

- Chairman of Henmead Enterprises, with a particular focus on advising companies regarding strategy, acquisitions and divestitures. Broad executive and financial management background spans computer software, entertainment and consumer brand industries, with companies including GT Interactive Software, Atari, RCA, GE, NBC and Boston Beer Company
- M.B.A., Harvard Business School; B.A., Stanford University

Denis Slavich

- More than 35 years experience in large scale power generation development, including 20 years in executive positions with Bechtel Corporation. Currently serves as an international consultant to various U.S. and China-based companies engaged in cross border transactions, as well as an advisor and board member for a number of additional firms
- Ph.D., Massachusetts Institute of Technology; M.B.A., University of Pittsburgh; B.S., Electrical Engineering, University of California at Berkeley

Ziwang Xu

- Since 2008, founded and manages CXC Capital, Inc. and CXC China Sustainable Growth Fund, with a particular interest in growth companies in the natural resources sector. Tenure with Goldman Sachs Group includes serving as an Advisory Director, 2005-2008, and Head of China, 1997-2005; previously Head of China for Morgan Stanley
- Master of Arts, International Business Relations, Tufts University's Fletcher School of Law and Diplomacy; M.S., Economics, Fudan University; B.A., East China Normal University

Board of Directors

Partners & Collaborators

China

- **SES Joint Project Development & Investment Partner: China Environment State Investment Co., Ltd (CESI)**
  - State-owned enterprise established in Beijing under the China Ministry of Environmental Protection
  - Charged with, and funded to, develop and invest in the energy conservation and environmental protection industry
  - March 2016 agreement
    - Minimum 20 projects in 5 years in SES industrial energy market segments; initial four identified target projects range from $75M to over $400M each in estimated installed costs
    - Equity in the projects for investment expected to be owned 51% CESI, and 49% SES through SES's wholly owned Hong Kong subsidiary, SES Clean Energy Investment Holdings Limited

- **SES China JV Partner: Suzhou Thvow Technology Co., Ltd. (Thvow)**
  - Leading coal-chemical equipment manufacturer. 11 billion yuan market cap, 3,000+ employees
  - SES-STT relationship begun at Yima JV Plant. SES China presence established > 10 years
  - **SES-Thvow Joint Venture launched April 2014: Tianwo-SES Clean Energy Technologies Co., Ltd. (Tianwo-SES) – 35% SES, 65% Thvow**
    - Delivering comprehensive equipment, engineering and gasification technology solutions for multibillion-dollar coal to energy and coal to chemicals industries in China and key Asian markets
    - Penetrating key regional market while protecting technology
    - Leading to modular, turnkey SES gasification plants throughout China and select Asian markets
    - Leveraging low-cost, high-quality equipment and engineering supply source for global business

Aluminum Corporation of China (CHALCO): China's largest alumina and primary aluminum producer and the world's second largest alumina producer

- **3 industrial syngas supply plants with 7 total SES Gasification Systems**
- Secured by China JV Partner, Suzhou Thvow Technology Co., Ltd. (STT); total value order awarded 650 MM yuan (US$102MM)
  - Tianwo-SES JV projected project revenue from first order (CHALCO): approximately 140.3 million Yuan (approximately $22 million), (35% SES, 65% STT)
- STT's 95%-owned subsidiary, Innovative Coal Chemical Design Institute (Shanghai) Co., Ltd. (ICCDI) is the general contractor providing all engineering and construction of the three projects

Dengfeng Power Group Co., Ltd.: State-owned industrial conglomerate specializing in thermal power generation. Products include aluminum, other non-ferrous metals and cement. Operates power generation plants and coal mines in Henan Province

- **Final feasibility studies underway for 160MW iGAS Syngas-to-Power IGGC Distributed Power Plant**
  - Designed to utilize 2 state-of-the-art SES XL3000 Gasification Systems and 4 GE gas turbines
  - Initial plant in Henan province, to serve as model for other plants planned in Henan and in other regions
- Exclusivity period extended through December 2017 and expanded initial project work scope
- Next steps: complete the final feasibility study report, secure government approvals, and begin construction on initial iGAS plant, with program funded by Dengfeng Power Group

Tianwo-SES Current Projects

India

- **SES Regional Marketing Partner: Simon India Limited (SIL)**
  - Engineering, procurement and construction (EPC) company
  - Wholly owned subsidiary of Zuari Global Limited
  - Zuari and SIL are member companies of the Adventz Group, a $3 billion Indian conglomerate comprising 23 companies in various industries, including high-quality complex fertilizers

Partners & Collaborators

iGAS

- **SES iGAS Collaborator: GE Packaged Power**
  - GE Packaged Power, Inc. is a Houston-based subsidiary of General Electric Company
  - iGAS power units combine SGT and GE Aeroderivative Power Gen Sets: fuel-flexible LM2500+G4 aeroderivative gas turbines

DRI

- **SES Exclusive Global Direct Reduced Iron (DRI) Steel Partner: Midrex Technologies, Inc.**
  - Midrex Technologies is a subsidiary of Kobe Steel, is world leader with about 60% market share
  - Expanded global strategic alliance in July 2015 - Midrex assumed lead position marketing fully integrated cleaner coal gasification-based next-gen DRI solution
  - State-of-the-art projects to combine industry-leading MIDREX® Process using the MXCOL® configuration with SGT to create clean syngas in order to convert iron ore into high-purity DRI
  - World DRI steel output exceeds 75MTPY[1], DRI facilities replace coal-fired blast furnace for steelmaking

GLOBAL

- **SES Global Alliance with China Coal Research Institute (CCRI)**
  - CCRI is a subsidiary of China Coal Technology & Engineering Group Corporation (CCTEG) – considered the backbone of China's coal industry
  - SES Emerging Economies Business and Market Development
  - All projects will utilize SES's advanced SGT to efficiently produce clean syngas from low-grade coals for use in producing multiple high value products
  - Clean energy technology projects will dovetail with the Chinese government's One Belt, One Road "Going Out" strategy

Partners & Collaborators

Source: [1] Midrex Technologies, Inc.

- Long term natural gas/LNG price outlook in Asia supports coal gasification project development
- SGT's ability to use virtually all grades of coal, including abundant lignite and coal wastes, bring additional economic advantages
- Indigenous domestic natural resources = government/regional energy independence and GDP Growth
- LNG re-gas and transportation into the regions further increase the effective price at project sites
- NG price for industrial users in China: $9.20-$13.50/MMBTU (1)
- Energy use per capital usage suggests strong long-term growth in China and developing economies of Asia and other global regions

Economist Intelligence Unit: Natural gas (US$/mBtu) (2)


US$/mBtu
20
10
0
2010
2012
2014
2016
2018
10.8 14.7 16.6 16.0 15.8 11.6 12.8 13.5 13.0
8.3 10.5 11.5 11.8 10.1 9.0 9.3 11.1 10.0
4.4 4.0 2.8 3.7 4.4 4.0 4.3 4.8 5.2
Natural gas (US$/mBtu, Europe)
Natural gas (US$/mBtu, US)
Liquefied natural gas (US$/mBtu, Japan)

Global NG/LNG: Long-term Asian Outlook

Sources: (1) Asia Chem, November 2015, (2) EIU Economic and Commodity Forecast, February 2015.

World Coal Reserves

Total: 891.5 Billion Tonnes

Bituminous & Anthracite: 403.2

Sub-bituminous & Lignite: 488.3

- More than 50% of recoverable global coal resources are untapped sub-bituminous and close-to-surface lignite (brown) coal
- Renewable biomass and municipal wastes are alternative SGT feedstocks

SES Gasification Technology	Tested Range *
Moisture Content wt%	1-41
Volatile Matter wt%	3-69
Fixed Carbon wt%	6-83
Sulfur wt%	0.2-4.6
Free Swelling Index	0-8
Ash Content wt%	<1-55%
Ash Fushion T—degF	1,900-2,500
Heating Value HHV, Btu/lb	5,500-14,000



USA
Total: 237.3
Bituminous & Anthracite: 108.5
Sub-bituminous & Lignite: 128.8
Brazil
Total: 6.6
Sub-bituminous & Lignite: 6.6
Russia
Total: 157.0
Bituminous & Anthracite: 49.1
Sub-bituminous & Lignite: 107.9
Turkey
Bit & Anthracite: 0.3
Sub-bit & Lignite: 8.4
Pakistan
Total: 2.1
Sub-bit & Lignite: 2.1
China
Total: 114.5
Bit & Anthracite: 62.2
Sub-bit & Lignite: 52.3
Vietnam
India
Total: 60.6
Bituminous & Anthracite (high ash): 56.1
Sub-bituminous & Lignite: 4.5
Africa
Total: 31.8
Bit & Anthracite: 31.6
Sub-bituminous & Lignite: 0.2
Indonesia
Total: 28.0
Australia & NZ
Total: 76.7
Sub-bituminous & Lignite: 39.3

World Coal Reserves *Billion Tonnes*

Sources: BP Statistical Review of World Energy June 2015, subsources: World Energy Resources 2013 Survey, World Energy Council; *Range: Bench, Pilot, Demo & Commercial Scale

Synthesis Energy Systems, Inc.

GROWTH WITH BLUE SKIES

Nasdaq: SYMX
www.synthesisenergy.com

Investor Relations: MDC GROUP
Contact:
David Castaneda
(414) 351-9758 | IR@synthesisenergy.com

